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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 24, 2002


                              Pillowtex Corporation
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-49835                75-2147728
      ----------------         ---------------------------      -----------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


              One Lake Circle Drive
            Kannapolis, North Carolina                          28081
            --------------------------                         -------
   (Address of Principal Executive Offices)                   (Zip Code)


        Registrant's telephone number, including area code: 704-939-2000
                                                            ------------


      ---------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         On September 24, 2002, Pillowtex Corporation, a Delaware corporation (the "Company"), entered into a Waiver, Consent and Second Amendment to Term Loan Agreement, dated to be effective as of September 27, 2002 (the "Term Loan Amendment"), amending the Term Loan Agreement, dated as of May 24, 2002, among the Company, Bank of America, N.A., as Administrative Agent and a Lender, and the Lenders named therein. A copy of the Term Loan Amendment is filed as Exhibit
10.1 hereto.

         On September 25, 2002, the Company filed a press release announcing the Term Loan Amendment. A copy of the press release announcing the Term Loan Amendment is filed as Exhibit 99.1 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)     Financial Statements of Businesses Acquired:

                 Not Applicable.

         (b)     Pro Forma Financial Information:

                 Not Applicable.

         (c)     Exhibits:

                 Exhibit No.    Description
                 -----------    -----------

                    10.1 Waiver, Consent and Second Amendment to Term Loan Agreement, dated to be effective as of September 27, 2002, among Pillowtex Corporation, Bank of America, N.A., as Administrative Agent and a Lender, and the Lenders named therein

                    99.1 Pillowtex Corporation Press Release, dated September 25, 2002

                                       2


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PILLOWTEX CORPORATION


                                By: /s/ John F. Sterling
                                    --------------------------------------------
                                    Name:  John F. Sterling
                                    Title: Vice President and General Counsel


Date:  September 25, 2002


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                                  EXHIBIT INDEX

 Exhibit No.     Description
 -----------     -----------

    10.1 Waiver, Consent and Second Amendment to Term Loan Agreement, dated to be effective as of September 27, 2002, among Pillowtex Corporation, Bank of America, N.A., as Administrative Agent and a Lender, and the Lenders named therein

    99.1         Pillowtex Corporation Press Release, dated September 25, 2002

                                       4